UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 13, 2006

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware Delaware	1-11706 000-50663 000-22741	52-1796339 20-0882547 52-1976308
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

CarrAmerica Realty Operating Partnership, L.P.

CarrAmerica Realty, L.P.

Form 8-K

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the completion of the mergers of CarrAmerica Realty Corporation (the “Company” or “CarrAmerica”) and certain of its subsidiaries with affiliates of The Blackstone Group as discussed in Item 5.01 below, Changes in Control of Registrant, the Company, CarrAmerica Realty Operating Partnership, L.P. (the “Operating Partnership”), CarrAmerica Realty, L.P. (“CAR,” and together with the Company, the “Guarantors”), Nantucket Acquisition Inc. (“Nantucket”), Nantucket Parent LLC (“Parent”), and U.S. Bank Trust National Association, as trustee (“U.S. Bank”), have entered into a Second Supplemental Indenture, dated as of July 13, 2006 (the “Supplemental Indenture”), to the Indenture dated as of June 23, 2004, as supplemented by the First Supplemental Indenture, dated as of June 30, 2006, by and among the Operating Partnership, the Guarantors and U.S. Bank (as supplemented, the “Indenture”), relating to the Operating Partnership’s outstanding 5.500% Senior Notes due 2010 (the “5.500% Notes”) and 5.125% Senior Notes due 2011 (the “5.125% Notes,” and together with the 5.500% Notes, the “Notes”).

The Supplemental Indenture provides for (i) upon consummation of the merger of the Company with and into Nantucket, with Nantucket continuing as the surviving corporation, the assumption by Nantucket of all of the obligations of the Company under the Notes (including the guarantees) and the Indenture and (ii) upon the effectiveness of the transfer and assignment by Nantucket to Parent of substantially all of its assets and the assumption of all of the liabilities of Nantucket by Parent, the assumption by Parent of all of the obligations of Nantucket under the Notes (including the guarantees) and the Indenture.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

As previously disclosed by the Company, the Operating Partnership, as successor to CarrAmerica, CAR, and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company (“Deutsche Bank”), entered into a supplemental indenture dated as of June 23, 2006 (the “1997 Supplemental Indenture”) to the Indenture dated as of July 1, 1997, as supplemented by the First Supplemental Indenture dated as of June 30, 2004 (the “1997 Indenture”), by and among the Company, CARC, CAR, and Deutsche Bank, relating to the Company’s outstanding 7.375% Notes due 2007 (the “7.375% Notes”) and a supplemental indenture dated as of June 23, 2006 (the “1998 Supplemental Indenture”) to the Indenture dated as of February 23, 1998, as supplemented by the First Supplemental Indenture dated as of June 30, 2004 (the “1998 Indenture”), by and among the Company, CARC, CAR, and Deutsche Bank, relating to the Company’s outstanding 6.875% Notes due 2008 (the “6.875% Notes”).

Also as previously disclosed by the Company, the Operating Partnership, as successor to CarrAmerica, CAR, and U.S. Bank entered into a supplemental indenture dated as of June 30, 2006 (the “2002 Supplemental Indenture”) to the Indenture dated as of January 11, 2002, as supplemented by the First Supplemental Indenture dated as of June 30, 2004 (the “2002 Indenture”), by and among the Company, CARC, CAR, and U.S. Bank, relating to the Company’s outstanding 5.261% Senior Notes due 2007 (the “5.261% Notes”), 5.25% Senior Notes due 2007 (the “5.25% Notes”), 3.625% Senior Notes due 2009 (the “3.625% Notes”) and 7.125% Senior Notes due 2012 (the “7.125% Notes”) and the Company, CARC, CAR and U.S. Bank entered into a supplemental indenture dated as of June 30, 2006 (the “2004 Supplemental Indenture,” and together with the 1997 Supplemental Indenture, the 1998 Supplemental Indenture and the 2002 Supplemental Indenture, the “Supplemental Indentures”) to the Indenture dated as of June 23, 2004 (the “2004 Indenture,” and together with the 1997 Indenture, the 1998 Indenture and the 2002 Indenture, the “Indentures”), by and among the Company, CARC, CAR, and U.S. Bank, relating to the Company’s outstanding 5.500% Senior Notes due 2010 (the “5.500% Notes”) and 5.125% Senior Notes due 2011 (the “5.125% Notes”, and together with the 5.261% Notes, the 5.25% Notes, the 3.625% Notes, the 7.125% Notes, the 5.500% Notes, the 7.375% Notes and the 6.875% Notes, the “Notes”).

The Supplemental Indentures which amend the Indentures governing the Notes to eliminate substantially all of the restrictive covenants contained in the Indentures and the Notes, eliminate certain events of default, modify covenants regarding mergers, and modify or eliminate certain other provisions contained in the Indentures and the Notes became operative on July 13, 2006 concurrently with the completion of the merger of CarrAmerica with and into Nantucket as described in Item 5.01 below, Changes in Control of Registrant.

Item 5.01. Changes in Control of Registrant.

On July 13, 2006, the Company completed the merger (the “Merger”) of CarrAmerica with and into Nantucket, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of March 5, 2006, as amended, by and among the Company, certain of its subsidiaries and affiliates of The Blackstone Group.

Under the terms of the merger agreement, holders of CarrAmerica’s common stock (other than CarrAmerica’s subsidiaries and the Blackstone affiliate with which CarrAmerica merged) will receive $44.75 in cash, without interest, for each share of common stock issued and outstanding immediately prior to the effective time of the Merger, and holders of CarrAmerica’s 7.50% Series E cumulative redeemable preferred stock (the “CarrAmerica Series E Preferred Stock”) will receive one share of 7.50% Series E cumulative redeemable preferred stock of the surviving corporation of the Merger (the “New Series E Preferred Stock”) on substantially the same terms as the CarrAmerica Series E Preferred Stock, for each share of CarrAmerica Series E Preferred Stock issued and outstanding immediately prior to the effective time of the Merger. As promptly as practicable, the surviving corporation will be liquidated into Nantucket Parent LLC, an affiliate of The Blackstone Group. In the liquidation, shares of the New Series E Preferred Stock will be canceled and the holders thereof will receive a cash distribution from the surviving corporation of $25.00 per share plus any accrued and unpaid dividends. In addition, in connection with the mergers of Carr Realty Holdings, L.P. and CarrAmerica Realty, L.P., limited partners of those partnerships will receive $44.75 in cash, without interest, for each unit of partnership interest that they own in the partnerships, or in lieu of such cash consideration, qualified limited partners that properly elected to do so will receive newly issued 6% Class A preferred units in the applicable surviving partnership on a one–for–one basis.

On July 13, 2006, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated into this Item 5.01 by reference announcing the completion of the Merger as described above.

Item 8.01 Other Events.

On July 13, 2006, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference announcing that as of 8:00 a.m., New York City time, on July 13, 2006, the expiration date of the tender offers of its subsidiary, the Operating Partnership, for any and all of its outstanding 7.375% Notes, 5.261% Notes, 5.25% Notes, 6.875% Notes, 3.625% Notes, 5.500% Notes, 5.125% Notes and 7.125% Notes, $122,242,000 aggregate principal amount of its 7.375% Notes, $0 aggregate principal amount of its 5.261% Notes, $168,181,000 aggregate principal amount of its 5.25% Notes, $99,837,000 aggregate principal amount of its 6.875% Notes, $212,676,000 aggregate principal amount of its 3.625% Notes, $237,000,000 aggregate principal amount of its 5.500% Notes, $189,645,000 aggregate principal amount of its 5.125% Notes and $353,441,000 aggregate principal amount of its 7.125% Notes, constituting approximately (i) 97.79% of the 7.375% Notes, (ii) 99.84% of the 6.875% Notes, (iii) 86.39% of the 5.261% Notes, 5.25% Notes, 3.625% Notes and 7.125% Notes, which voted as a single class, and (iv) 94.81% of the 5.500% Notes and 5.125% Notes, which voted as a single class, had been tendered and not withdrawn in the tender offers and consent solicitations. All such Notes have been accepted for payment.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Second Supplemental Indenture, dated as of July 13, 2006, to the Indenture dated as of June 23, 2004, as supplemented by the First Supplemental Indenture, dated as of June 30, 2006.

99.1	Press Release dated July 13, 2006 issued by CarrAmerica Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2006

Nantucket Acquisition Inc.
(as successor by merger to CarrAmerica Realty Corporation)

By:	/s/ Tyler Henritze
Name:	Tyler Henritze
Title:	Vice President and Secretary

CarrAmerica Realty Operating Partnership, L.P.

By:	Nantucket Acquisition Inc., its general partner (as successor by merger to CarrAmerica Realty Corporation)

By:	/s/ Tyler Henritze
Name:	Tyler Henritze
Title:	Vice President and Secretary

CarrAmerica Realty, L.P.

By:	CarrAmerica Realty GP Holdings, LLC, its General Partner

By:	CarrAmerica Realty Operating Partnership, L.P., its Sole Member

By:	Nantucket Acquisition Inc., its General Partner (as successor by merger to CarrAmerica Realty Corporation)

By:	/s/ Tyler Henritze
Name:	Tyler Henritze
Title:	Vice President and Secretary

EXHIBIT INDEX

Exhibit Number
4.1	Second Supplemental Indenture, dated as of July 13, 2006, to the Indenture dated as of June 23, 2004, as supplemented by the First Supplemental Indenture, dated as of June 30, 2006.

99.1	Press Release dated July 13, 2006 issued by CarrAmerica Realty Corporation.